Exhibit 10.25.2

AMERIGROUP OF FLORIDA, INC.	Medicaid HMO Contract

AHCA CONTRACT NO. FA523
AMENDMENT NO. 2

     THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP OF FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Attachment I, section 10.5, Optional Services, the first item, Dental Services, is hereby amended to now read:

	Covered	Not Covered

Dental Services	☐	☑

2.	This amendment shall begin on November 19, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

     All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

     All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

     This amendment and all its attachments are hereby made a part of the Contract.

     This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

     IN WITNESS WHEREOF, the parties hereto have caused this 1 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR
HEALTH CARE ADMINISTRATION

SIGNED	SIGNED
BY:	BY:

NAME:	NAME:	Alan Levine

TITLE:	TITLE:	Secretary

DATE:	DATE:

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA523, Amendment No. 2, Page 1 of 1